Execution Version

Exhibit 10.3

AMENDMENT AND RESTATEMENT AGREEMENT, dated as of April 25, 2018 (this “Agreement”), relating to the AMENDED AND RESTATED REIMBURSEMENT AGREEMENT, dated as of November 14, 2014, as amended and restated as of February 19, 2016, and as further amended by the First Amendment, dated as of March 2, 2017, and the Second Amendment, dated as of June 22, 2017 (the “Existing Reimbursement Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“CME”), CME MEDIA ENTERPRISES B.V., a private company with limited liability incorporated under the laws of the Netherlands (“CME BV”), and TIME WARNER INC., a Delaware corporation, as CME Credit Guarantor ( “CME Credit Guarantor”) and Agent.
WHEREAS, the parties hereto have previously entered into the Existing Reimbursement Agreement to set forth the terms of the obligations of (a) CME to (i) reimburse CME Credit Guarantor for any amounts paid by CME Credit Guarantor and/or the Time Warner Subsidiary Guarantors in respect of (w) the 2014 Third Party Credit Agreement Guarantee, 2015 Third Party Credit Agreement Guarantee and 2016 Third Party Credit Agreement Guarantee, (x) the 2014 Third Party Loan Purchase Price, 2015 Third Party Loan Purchase Price and 2016 Third Party Loan Purchase Price, (y) any payments made under the 2014 Third Party Credit Agreement, 2015 Third Party Credit Agreement and 2016 Third Party Credit Agreement, in any case on behalf of CME or CME BV, as applicable, and (z) the 2014 Refinancing Hedge Guarantee, 2015 Refinancing Hedge Guarantee and 2016 Refinancing Hedge Guarantee and (ii) pay the Commitment Fee, 2014 Refinancing Guarantee Fee and 2015 Refinancing Guarantee Fee and (b) CME BV to pay the 2016 Refinancing Guarantee Fee;
WHEREAS, in connection with the (a) execution and delivery by the parties thereto of certain amendments to the 2015 Third Party Credit Agreement, 2016 Third Party Credit Agreement, 2015 Refinancing Hedge and 2016 Refinancing Hedge and (b) amendment and restatement of the Revolving Loan Credit Agreement (the transactions described in clauses (a) and (b), collectively with the execution and delivery by the parties hereto of this Agreement, the “2018 Transactions”), each of CME and CME BV have requested that CME Credit Guarantor agree to amend and restate the Existing Reimbursement Agreement in order to effect certain amendments as set forth herein; and
WHEREAS, CME Credit Guarantor is willing to amend and restate the Existing Reimbursement Agreement on the terms and subject to the conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Existing Reimbursement Agreement.
SECTION 2.     Amendment and Restatement of Existing Reimbursement Agreement. (a) Effective as of the Second Restatement Effective Date (as defined below), the Existing Reimbursement Agreement is hereby amended and restated in the form of Exhibit A hereto (the Existing Reimbursement Agreement, as so amended and restated, being referred to as the “Restated Reimbursement Agreement”).
(b)     Except as expressly set forth above and therein, all Schedules and Exhibits to the Existing Reimbursement Agreement will continue in their present forms as Schedules and Exhibits to the Restated Reimbursement Agreement.

SECTION 3.     Representations and Warranties. (a) Each of CME and CME BV hereby represents and warrants on and as of the date hereof that (i) this Agreement is within such Person’s powers and has been duly authorized by all necessary corporate and, if required, stockholder action of such Person, (ii) this Agreement has been duly executed and delivered by such Person and (iii) this Agreement constitutes a legal, valid and binding obligation of such Person, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)     CME hereby represents and warrants (as to itself and as to each other Reimbursement Party or Subsidiary, as applicable) on and as of the date hereof that (i) no Default or Event of Default has occurred and is continuing, (ii) consummation of the 2018 Transactions by the applicable Reimbursement Parties will not result in a Default or Event of Default, and (iii) the representations and warranties set forth in Article III of the Existing Reimbursement Agreement (including, for the avoidance of doubt, (x) Section 3.01, Section 3.02, Section 3.04(a), Section 3.05 and Section 3.08, but each reference to the 2016 Transactions and the 2016 Effective Date therein shall be deemed to be to the 2018 Transactions and the date hereof, respectively, and (y) Section 3.03(c), but the reference to December 31, 2014 therein shall be deemed to be December 31, 2017) and in the other Reimbursement Documents are true and correct in all material respects (unless any such representation or warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects), with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (unless any such representation or warranty is already qualified by materiality, in which case, such representation or warranty is true and correct in all respects) as of such earlier date.
SECTION 4.     Effectiveness. This Agreement and the amendment and restatement of the Existing Reimbursement Agreement in the form of the Restated Reimbursement Agreement shall become effective as of April 26, 2018 (the “Second Restatement Effective Date”), the date on which each of the following actions, conditions and deliveries shall have been completed (or waived by CME Credit Guarantor):
(a)     CME Credit Guarantor (or its counsel) shall have received (i) from each of CME and CME BV, a duly executed counterpart of this Agreement and (ii) from each Subsidiary Guarantor, a duly executed counterpart of the Acknowledgment and Consent substantially in the form of Exhibit B hereto (the “Acknowledgment and Consent”) (including, in each case, a fax or email pdf transmission of a duly executed counterpart).
(b)     CME Credit Guarantor shall have received from CME reasonably satisfactory evidence that the 2018 Transactions to occur on or before Second Restatement Effective Date shall have occurred on or before the Second Restatement Effective Date.
(c)     CME Credit Guarantor shall have received from each Reimbursement Party such documents and certificates as CME Credit Guarantor reasonably requested relating to (i) the organization and existence in good standing (if applicable) of each Reimbursement Party, and (ii) the authorization of the 2018 Transactions and any other legal matters relating to such Reimbursement Party, this Agreement or the Acknowledgment and Consent, all in form and substance reasonably satisfactory to CME Credit Guarantor.
(d)     CME Credit Guarantor shall have received a certificate of the Secretary, Assistant Secretary or managing director, as applicable, of each Reimbursement Party certifying the names and true signatures of the officers, directors or managing director, as applicable, of such Reimbursement Party authorized to sign this Agreement or the Acknowledgment and Consent, as applicable, to be delivered by such Reimbursement Party on or before the Second Restatement Effective Date (or, to the extent applicable, a certificate of the Secretary, Assistant Secretary or managing director, as applicable, of such Reimbursement Party certifying that there have been no changes in the identity of the officers, directors or managing director of such Reimbursement Party since such certificate delivered in connection with the 2016 Effective Date).
(e)     Each of the representations and warranties made by CME and CME BV set forth in Section 3 hereof shall be true and correct, subject to the qualifications and to the extent set forth in Section 3.

(f)     CME Credit Guarantor shall have received from CME a written opinion (addressed to CME Credit Guarantor and dated the Second Restatement Effective Date) of (i) DLA Piper UK LLP, U.S. counsel for the Reimbursement Parties with respect to this Agreement and the Acknowledgment and Consent, (ii) Conyers Dill & Pearman, Bermuda counsel for the Reimbursement Parties with respect to this Agreement, and (iii) Loyens and Loeff N.V., Dutch and Curaçao counsel for the Reimbursement Parties with respect to the Pledge Agreements (which opinion shall, without limitation, confirm that the security rights created under the Pledge Agreements are not affected by the amendment and restatement of existing agreements pursuant to this Agreement and that certain Amendment and Restatement Agreement dated the date hereof with respect to the Revolving Loan Credit Agreement), in each case in form and substance reasonably satisfactory to CME Credit Guarantor.
It is understood and agreed that actions to be taken and documents to be delivered with respect to the conditions specified in paragraph (a) and paragraphs (c) through (f) in this Section 4 shall be so taken or delivered, as applicable, on or before April 25, 2018, and the condition specified in paragraph (b) in this Section 4 shall be satisfied on or about April 26, 2018 upon the payment by CME and/or CME BV of consent fees to the lenders in connection with the amendments to the 2015 Third Party Credit Agreement and 2016 Third Party Credit Agreement, and the entry into the extensions of the 2015 Refinancing Hedge and 2016 Refinancing Hedge.
SECTION 5.     Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the CME Credit Guarantor or Agent under the Existing Reimbursement Agreement or any other Reimbursement Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Reimbursement Agreement or any other Reimbursement Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Reimbursement Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Reimbursement Agreement or any other Reimbursement Document in similar or different circumstances.
(b)     CME, CME BV and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, acknowledges and agrees that all of its obligations, liabilities and indebtedness under each Reimbursement Document, including guarantee obligations, shall remain in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to this Agreement.
(c)     On the Second Restatement Effective Date, the Existing Reimbursement Agreement shall be amended and restated in its entirety in the form of the Restated Reimbursement Agreement. Each party hereto and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, acknowledges and agree that (i) this Agreement and the other Reimbursement Documents, whether executed and delivered in connection herewith or otherwise, do not constitute a novation or repayment and recurrence of the Obligations and other obligations under the Existing Reimbursement Agreement or the other Reimbursement Documents as in effect prior to the Second Restatement Effective Date and which remain outstanding as of the Second Restatement Effective Date, (ii) the Obligations and other obligations under the Existing Reimbursement Agreement and the other Reimbursement Documents are in all respects continuing (in the case of the Obligations and other obligations under the Existing Reimbursement Agreement, as amended and restated hereby and which are in all respects hereinafter subject to the terms of the Restated Reimbursement Agreement ) and (iii) the liens and security interests as granted under the Security Documents securing payment of such Obligations and other obligations are in all respects continuing (without interruption) and in full force and effect and are reaffirmed hereby.
(d)     On and after the Second Restatement Effective Date, each reference to the Reimbursement Agreement in any other Reimbursement Document shall be deemed to be a reference to the Restated Reimbursement Agreement.
(e)     For the avoidance of doubt, any Default or Event of Default that occurred under the Existing Reimbursement Agreement prior to the Second Restatement Effective Date and is continuing on the Second Restatement Effective Date shall constitute a Default or Event of Default, as applicable, under Restated Reimbursement Agreement.

SECTION 6.     Interpretation. This Agreement shall constitute a Reimbursement Document for the purposes of the Restated Reimbursement Agreement and the other Reimbursement Documents.
SECTION 7.     Governing Law; Jurisdiction; Consent to Service of Process.
(a)     This Agreement shall be construed in accordance with and governed by the law of the State of New York.
(b)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to the this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding shall be heard and determined in such New York State court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.
(c)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section 7. Each of the parties hereto and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)     Each party to this Agreement and, by execution and delivery of the Acknowledgment and Consent, each other Reimbursement Party, irrevocably consents to service of process in the manner provided for notices in Section 7.01 of the Existing Reimbursement Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 8.     Expenses. CME agrees that it will promptly, but in no event later than three (3) Business Days following delivery of an invoice therefor, pay all fees and expenses reasonably incurred by CME Credit Guarantor by its counsel (x) Willkie Farr & Gallagher LLP, (y) Stibbe, in respect of certain Dutch law matters and (z) Spigt Dutch Carribean, in respect of certain Curaçao law matters, in each case in connection with this Agreement and the other 2018 Transactions.
SECTION 9.     Miscellaneous. Sections 7.01, 7.04, 7.05, 7.06, 7.07, 7.09 and 7.10 of the Existing Reimbursement Agreement shall be applicable to this Agreement as though set forth herein, mutatis mutandis.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

CENTRAL EUROPEAN MEDIA ENTERPRISES LTD.

By:	/s/ David Sturgeon
Name: David Sturgeon
Title: Chief Financial Officer

[Signature Page to Amendment and Restatement Agreement (Reimbursement Agreement)]

CME MEDIA ENTERPRISES B.V.

By:	/s/ Alphons van Spaendonck
Name: Alphons van Spaendonck
Title: Managing Director

By:	/s/ G. van den Berg
Name: Pan-Invest B.V., represented by G. van den Berg
Title: Managing Director

[Signature Page to Amendment and Restatement Agreement (Reimbursement Agreement)]

TIME WARNER INC., as CME Credit Guarantor and Agent

By:	/s/ Edward B. Ruggiero
Name: Edward B. Ruggiero
Title: Senior Vice President & Treasurer

[Signature Page to Amendment and Restatement Agreement (Reimbursement Agreement)]

EXHIBIT A TO
AMENDMENT AND RESTATEMENT AGREEMENT

RESTATED REIMBURSEMENT AGREEMENT

[See attached.]

EXHIBIT B TO
AMENDMENT AND RESTATEMENT AGREEMENT
ACKNOWLEDGMENT AND CONSENT
Reference is made to the AMENDMENT AND RESTATEMENT AGREEMENT, dated as of April 25, 2018 (the “Restatement Agreement”), relating to the AMENDED AND RESTATED REIMBURSEMENT AGREEMENT, dated as of November 14, 2014, as amended and restated as of February 19, 2016, and as further amended by the First Amendment, dated as of March 2, 2017, and the Second Amendment, dated as of June 22, 2017 (as amended and restated pursuant to the Restatement Agreement, the “Restated Reimbursement Agreement”), among CENTRAL EUROPEAN MEDIA ENTERPRISES LTD., an exempted limited company incorporated under the laws of Bermuda (“CME”), CME MEDIA ENTERPRISES B.V., a private company with limited liability incorporated under the laws of the Netherlands (“CME BV”), and TIME WARNER INC., a Delaware corporation, as CME Credit Guarantor ( “CME Credit Guarantor”) and Agent. Unless otherwise defined herein, capitalized terms used herein and defined in the Restated Reimbursement Agreement are used herein as therein defined.
Section 17 of the Guarantee dated as of November 14, 2014 (as amended and restated from time to time, the “Guarantee”) by and among CME Media Enterprises B.V., Central European Media Enterprises N.V., and Time Warner Inc. is hereby incorporated by reference as if fully set forth herein.
Each of the undersigned parties to the Guarantee hereby (a) consents to the transactions contemplated by the Restatement Agreement, (b) acknowledges and agrees that the guarantees made by such party contained in the Guarantee are, and shall remain, in full force and effect, in accordance with applicable law, on a continuous basis after giving effect to the Restatement Agreement and (c) acknowledges and agrees to all provisions of the Restatement Agreement that are applicable to it by virtue of it being a signatory hereto.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Consent to be duly executed and delivered by their respective proper and duly authorized officers as of the date first written above.

CENTRAL EUROPEAN MEDIA ENTERPRISES N.V.

By:
Name:
Title:

[Signature Page to Acknowledgment and Consent (Reimbursement Agreement)]

CME MEDIA ENTERPRISES B.V.

By:
Name: Alphons van Spaendonck
Title: Managing Director

By:
Name: Pan-Invest B.V., represented by.........
Title: Managing Director

[Signature Page to Acknowledgment and Consent (Reimbursement Agreement)]